UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

CAMPBELL FUND TRUST
(Exact name of registrant as specified in charter)

Delaware	000-50264	94-6260018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Campbell & Company, LP 2850 Quarry Lake Drive Baltimore, Maryland 21209
(Address of principal executive offices, including zip code)

(410) 413-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2025, Campbell Fund Trust (the “Trust”) entered into an Amended and Restated Declaration of Trust and Trust Agreement (the “Amended Trust Agreement”) with U.S. Bank Trust National Association, as trustee, and Campbell & Company, LP, as managing operator. The Amended Trust Agreement was approved by the requisite vote of the Trust’s unitholders, as described in the Trust’s definitive proxy statement filed with the Securities and Exchange Commission on May 29, 2025.

The principal change effected by the Amended Trust Agreement is the elimination of the Trust’s fixed termination date of December 31, 2025. Under the Amended Trust Agreement, the Trust will continue in existence indefinitely until the first to occur of the following: (i) the withdrawal, insolvency, death, incapacity, or bankruptcy of the managing operator as described in the Amended Trust Agreement; (ii) the termination or suspension of trading in commodity futures, or if trading becomes impossible or economically unfeasible as determined solely by the managing operator; or (iii) the dissolution of the Trust by operation of law or judicial decree.

All other material terms of the Trust Agreement remain unchanged.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 15, 2025, the holders of more than fifty percent (50%) of the outstanding units of the Trust delivered written consents approving the Amended Trust Agreement. The results of the consent solicitation were as follows:

Votes For: 50.10%

Votes Against: 0.34%

Abstentions: 1.11%

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1
Amended and Restated Declaration of Trust and Trust Agreement, dated September 15, 2025, by and among U.S. Bank Trust National Association, as trustee, Campbell & Company, LP, as managing operator, and the unitholders of the Trust.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 2025
CAMPBELL FUND TRUST

	By:	/s/ Thomas P. Lloyd
Thomas P. Lloyd
General Counsel and Chief Compliance Officer